Other operating income (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Disclosure Of Other Operating Income [Abstract]
Government grant (Note 25)	[1]	$ 18,942	$ 16,944	$ 15,573
Other		1,011	0	0
Total		$ 19,953	$ 16,944	$ 15,573

[1]	Corresponds to government grant for the development of airport infrastructure in Group A (operated by AA2000) of the National Airport System. There are no unfulfilled conditions or other contingencies attaching to these grants. The group did not benefit directly from any other forms of government assistance.